MUNIYIELD
NEW YORK
INSURED
FUND, INC.







FUND LOGO






Annual Report

October 31, 1995



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MuniYield New York Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.912 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 5.83%, based on a month-end net asset value of $15.64 per share. Over the same period, the total investment return on the Fund's Common Stock was +18.89%, based on a change in per share net asset value from $14.17 to $15.64, and assuming reinvestment of $0.916 per share income dividends and $0.104 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.73%, based on a change in per share net asset value from $14.85 to $15.64, and assuming reinvestment of $0.453 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 4.05% for Series A and 3.71% for Series B.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
As interest rates continued to move lower at the beginning of May, our strategy of adding lower-coupon, longer-maturity issues to the portfolio continued to enhance the Fund's net asset value. Economic releases during the second quarter of 1995 confirmed our belief that the economy was indeed slowing and the potential of an ease in interest rates by the Federal Reserve Board was a real possibility.

In July, the Federal Reserve Board cut the Federal Fund's target rate by 25 basis points. While the cut was not significant in size, it did indicate the probable end to any further interest rate increases which had taken a severe toll on the performance of the credit markets during the preceding 12 months.

The economic soft landing that investors hoped for came into question during the third quarter of this year as the economy produced stronger-than-expected results. This caused a temporary rise in yields as investors feared renewed inflationary pressure along with renewed growth.

The bounce back in economic growth seems to be waning as we move into the fourth quarter of 1995. Consumers have curtailed their spending and continue to be extremely price conscious in the purchase of goods, which has produced the lowest level of inflation in many years. As a result, we are anticipating a continued decline in interest rates during the remainder of 1995.

While New York experienced a record delay in approving a budget agreeable to the legislature and the Governor, the surge of issuance expected by the delay was well received by investors. The main reason for the more orderly disbursement of the financings was a result of the close attention the new administration spent in reviewing the financing needs of the various authorities. This renewed fiscal responsibility helped the perception of New York issues in the marketplace and aided their relative value.

Prior to the budget resolution, issuance in New York was well below 1994 levels. The third quarter of this year saw volume increase by 30% over 1994 levels. On a year-over-year basis, New York issuance was slightly below national levels.

In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(James C. Cahill)
James C. Cahill
Portfolio Manager

November 29, 1995



We are pleased to announce that James C. Cahill is responsible for the day-to-day management of MuniYield New York Insured Fund, Inc. Mr. Cahill has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Vice President and Portfolio Manager. Prior thereto, he was employed by the Prudential Insurance Company.







PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield New
York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                     Shares               Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                  11,231,659               228,346
                                                Robert R. Martin                   11,251,693               208,312
                                                Arthur Zeikel                      11,250,868               209,137


                                                                             Shares       Shares Voted    Shares Voted
                                                                            Voted For       Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                 11,095,779        95,417         268,809

During the six-month period ended October 31, 1995, MuniYield New
York Insured Fund, Inc. Preferred Stock shareholders (Series A and
B) voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:
   Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel as follows:
                                                Series A                             1,468                     0
                                                Series B                             1,455                     0


                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2.To ratify the selection of Deloitte & Touche LLP as the
Fund's independent auditors for the current fiscal year
as follows:
                                                Series A                      1,660             0               0
                                                Series B                      1,455             0               0




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

New York--98.6%
                            Babylon, New York, IDA, Resource Recovery Revenue Bonds (Ogden Martin Systems)(e):
AAA      Aaa      $ 4,940     Series A, 8.50% due 7/01/1998                                                         $ 5,609
AAA      Aaa        1,000     Series B, 8.50% due 7/01/1998                                                           1,138

AAA      Aaa        3,000   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System
                            Revenue Bonds, 5.75% due 1/01/2025 (d)                                                    3,007

AAA      Aaa        1,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                            Refunding Bonds, Series B, 6.25% due 7/01/2017 (d)                                        1,037

                            Metropolitan Transportation Authority, New York, Transportation Facilities
                            Revenue Bonds, Series J (c):
AAA      Aaa        4,000     6.375% due 7/01/2010                                                                    4,300
AAA      Aaa       20,620     6.50% due 7/01/2018                                                                    21,937

                            Monroe County, New York, Public Improvement, GO (d):
AAA      Aaa        2,825     6.10% due 3/01/2010                                                                     2,979
AAA      Aaa        2,175     6.10% due 3/01/2011                                                                     2,291
AAA      Aaa        1,850     6.10% due 3/01/2012                                                                     1,940

A1+      NR*        3,000   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring Harbor
                            Laboratory Project), VRDN, 3.95% due 7/01/2019 (a)                                        3,000

AAA      Aaa        1,665   New York City, New York, GO, UT, Series I, 7.25% due 8/15/2015 (b)                        1,846

                            New York City, New York, Municipal Water Finance Authority, Water and Sewer
                            System Revenue Bonds:
AAA      Aaa        2,480     Series A, 7% due 6/15/2015 (b)                                                          2,749
AAA      Aaa        2,000     Series A, 6.75% due 6/15/2016 (c)                                                       2,194
AAA      Aaa        5,290     Series A-1994, 7% due 6/15/2001 (e)                                                     6,015
AAA      Aaa        2,210     Series A-1994, 7% due 6/15/2015 (c)                                                     2,443
AAA      Aaa        5,955     Series B, 5.50% due 6/15/2019 (d)                                                       5,831
AAA      Aaa       12,200     Series F, 5.50% due 6/15/2023 (d)                                                      11,878

A1+      VMIG1++    1,400   New York City, New York, Trust Cultural Resource Revenue Bonds (Solomon R.
                            Guggenheim), VRDN, Series B, 3.90% due 12/01/2015 (a)                                     1,400

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

New York (continued)
                            New York State Dormitory Authority Revenue Bonds:
AAA      Aaa      $ 3,000     (City University System), Series A, 5.75% due 7/01/2018 (g)                           $ 3,003
AAA      Aaa        4,400     (City University System), Series C, 7.50% due 7/01/2010 (c)                             5,322
AAA      Aaa        7,070     (City University System), Series C, 7% due 7/01/2014 (c)                                7,795
AAA      Aaa       12,975     (Mt. Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                      12,076
NR*      VMIG1++      300     (Saint Francis Center at the Knolls), VRDN, 3.90% due 7/01/2023 (a)                       300
AAA      Aaa        3,000     (University of Rochester), 6.50% due 7/01/2009 (d)                                      3,160

AAA      Aaa       10,500   New York State Energy Research and Development Authority, Electric Facilities
                            Revenue Bonds (Consolidated Edison Company, Inc.), AMT, Series A, 6.75% due
                            1/15/2027 (d)                                                                            11,015

                            New York State Energy Research and Development Authority, Gas Facilities Revenue
                            Bonds (Brooklyn Union Gas Company), AMT (d):
AAA      Aaa        3,000     Series A, 6.75% due 2/01/2024                                                           3,201
AAA      Aaa       10,250     Series B, 6.75% due 2/01/2024                                                          10,937

NR*      NR*        1,000   New York State Energy Research and Development Authority, PCR (Niagara Mohawk
                            Corporation Project), VRDN, Series A, 4.30% due 3/01/2027 (a)                             1,000

BBB      Baa1       2,500   New York State HFA, Service Contract Obligation Revenue Bonds, Series A, 5.50%
                            due 9/15/2022                                                                             2,300

A        A         11,870   New York State Local Government Assistance Corporation Refunding Bonds,
                            Series C, 5.50% due 4/01/2018                                                            11,411

                            New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA      Aaa        8,335     (Mental Health Services), Series A, 6.375% due 8/15/2017 (c)                            8,685
AAA      Aaa        8,965     (Montefiore Medical Center-Insured Mortgage), Series A, 5.75% due 2/15/2025 (b)         8,851
AAA      Aaa        7,250     (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (b)(f)                      7,915
AAA      Aaa       10,000     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)              10,397
AAA      Aaa        3,585     Refunding (Mental Health Services), Series F, 5.25% due 2/15/2019 (c)                   3,339
BBB      Baa        5,000     (Security Hospital), Series A, 7.40% due 8/15/2021                                     5,280

AAA      Aaa        5,000   New York State Power Authority, General Purpose and Revenue Refunding Bonds,
                            Series Z, 6.50% due 1/01/2019(b)                                                          5,351

AAA      Aaa        2,000   New York State Thruway Authority, General Revenue Bonds, Series A, 5.50%
                            due 1/01/2023 (c)                                                                         1,948

AAA      Aaa        8,000   New York State Thruway Authority Revenue Bonds (Highway and Bridge Trust Fund),
                            UT, Series B, 6.25% due 4/01/2012 (c)                                                     8,458

                            New York State Urban Development Corporation Revenue Bonds:
BBB      Baa1       5,000     (Correctional Facilities), Series 4, 5.375% due 1/01/2023                               4,540
AAA      Aaa        7,450     (Correctional Facilities), Series 5, 5.50% due 1/01/2025 (d)                            7,270
AAA      Aaa        2,250     (Higher Education Technology Grants), 5.75% due 4/01/2015 (d)                           2,267
BBB      Baa1       2,840     Refunding (Correctional Facilities), 5.50% due 1/01/2015                                2,655
AAA      Aaa        7,500     Refunding (Correctional Facilities), Series A, 5% due 1/01/2017 (b)                     6,919

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

New York (continued)
                            Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1       $ 5,000     69th Series, 7.125% due 6/01/2025                                                     $ 5,464
AAA      Aaa        2,000     71st Series, 6.50% due 1/15/2026 (c)                                                    2,121
AA-      A1         5,000     72nd Series, 7.35% due 10/01/2027                                                       5,725

AAA      Aaa        5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50%
                            due 1/01/2017 (c)                                                                         5,967

A1+      VMIG1++      200   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal Syracuse
                            University Project), VRDN, 3.90% due 3/01/2023 (a)                                          200

                            Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue
                            Refunding Bonds:
AAA      Aaa        4,500     Series A, 6.625% due 1/01/2017 (d)                                                      4,852
AAA      Aaa        1,000     Series B, 6.875% due 1/01/2015 (b)                                                      1,097
AAA      Aaa        6,440     Series B, 6.875% due 1/01/2015 (c)                                                      7,064

Total Investments (Cost--$252,646)--98.6%                                                                           269,479

Other Assets Less Liabilities--1.4%                                                                                   3,875
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $273,354
                                                                                                                   ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FHA Insured.
(g)CGIC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$252,645,674)
                    (Note 1a)                                                                               $269,479,225
                    Interest receivable                                                                        4,466,650
                    Deferred organization expense (Note 1e)                                                        8,437
                    Prepaid expenses and other assets                                                             16,703
                                                                                                            ------------
                    Total assets                                                                             273,971,015
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    369,765
                      Investment adviser (Note 2)                                               119,357          489,122
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       127,670
                                                                                                            ------------
                    Total liabilities                                                                            616,792
                                                                                                            ------------

Net Assets:         Net assets                                                                              $273,354,223
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,400 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 85,000,000
                      Common Stock, par value $.10 per share (12,046,743 shares
                      issued and outstanding)                                              $  1,204,674
                    Paid-in capital in excess of par                                        168,007,202
                    Undistributed investment income--net                                      2,331,072
                    Accumulated realized capital losses on investments--net                     (22,276)
                    Unrealized appreciation on investments--net                              16,833,551
                                                                                           ------------
                    Total--Equivalent to $15.64 net asset value per share of
                    Common Stock (market price--$14.375)                                                     188,354,223
                                                                                                            ------------
                    Total capital                                                                           $273,354,223
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 16,126,752
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,318,014
                    Commission fees (Note 4)                                                    227,553
                    Professional fees                                                            91,351
                    Transfer agent fees                                                          54,478
                    Accounting services (Note 2)                                                 40,487
                    Printing and shareholder reports                                             35,916
                    Listing fees                                                                 24,332
                    Directors' fees and expenses                                                 23,715
                    Custodian fees                                                               20,029
                    Pricing fees                                                                  8,417
                    Amortization of organization expenses (Note 1e)                               6,311
                    Other                                                                         8,375
                                                                                           ------------
                    Total expenses                                                                             1,858,978
                                                                                                            ------------
                    Investment income--net                                                                    14,267,774
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                            (18,035)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        19,066,265
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 33,316,004
(Notes 1b,                                                                                                  ============
1d & 3):

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 14,267,774     $ 14,518,409
                    Realized gain (loss) on investments--net                                    (18,035)       1,476,631
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         19,066,265      (33,776,781)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          33,316,004      (17,781,741)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (11,029,938)     (11,737,889)
Shareholders          Preferred Stock                                                        (3,125,544)      (2,151,911)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (1,257,764)        (558,029)
                      Preferred Stock                                                          (218,850)         (98,090)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,632,096)     (14,545,919)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  17,683,908      (32,327,660)
                    Beginning of year                                                       255,670,315      287,997,975
                                                                                           ------------     ------------
                    End of year*                                                           $273,354,223     $255,670,315
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  2,331,072     $  2,214,526
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                       October 31,              Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  14.17   $  16.85    $  14.45   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.19       1.20        1.23        .75
                    Realized and unrealized gain (loss) on investments--net       1.58      (2.67)       2.34        .36
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.77      (1.47)       3.57       1.11
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.92)      (.97)       (.99)      (.55)
                      Realized gain on investments--net                           (.10)      (.05)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                 (1.02)     (1.02)       (.99)      (.55)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of Common Stock          --         --          --       (.02)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.26)      (.18)       (.18)      (.12)
                        Realized gain on investments--net                         (.02)      (.01)         --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.15)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.28)      (.19)       (.18)      (.27)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.64   $  14.17    $  16.85   $  14.45
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 14.375   $  12.25    $  16.50   $  14.75
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             26.44%    (20.49%)     19.04%      2.05%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          18.89%     (9.94%)     24.09%      5.76%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .71%       .70%        .69%       .54%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .71%       .70%        .69%       .71%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.42%      5.28%       5.36%      5.56%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $188,354   $170,670    $202,998   $171,587
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 85,000   $ 85,000    $ 85,000   $ 85,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          88.17%     41.26%       1.63%     18.10%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    935   $    673    $    638   $    442
Share on            Series B--Investment income--net                          $    904   $    593    $    651   $    426
Preferred Stock
Outstanding:++++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on September 16, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $4,254 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $242,322,623 and $225,706,616, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)      Gains

Long-term investments             $ 1,568,421    $16,833,551
Short-term investments                 (6,393)            --
Financial futures contracts        (1,580,063)            --
                                  -----------    -----------
Total                             $   (18,035)   $16,833,551
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $16,833,551, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $252,645,674.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 12,046,743. At October 31, 1995, total paid-in capital amounted to $169,211,876.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were:
Series A, 3.75% and Series B, 3.625%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 3,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $123,452.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $116,305 as commissions.

5. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.077969 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid monthly by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:


                                              Payable         Short-Term        Long-Term
                                                Date        Capital Gains     Capital Gains
Common Stock Shareholders                     12/29/94            --           $    0.104407

Preferred Stock Shareholders:  Series A       11/29/94            --           $136.87

                               Series B       11/22/94            --           $ 54.83
                                              11/29/94            --           $ 63.95
                                              12/06/94            --           $  0.91


Please retain this information for your records.





PER SHARE INFORMATION (UNAUDITED)

Per Share Selected Quarterly Financial Data*
                                                                                       Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains        Net Investment Income      Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.31        $ .45       $ (.20)        $.24         $.03       $.05          $.01
February 1, 1994 to April 30, 1994       .29          .05        (2.13)         .24          .04        --            --
May 1, 1994 to July 31, 1994             .30          --           .23          .24          .05        --            --
August 1, 1994 to October 31, 1994       .30         (.37)        (.70)         .25          .06        --            --
November 1, 1994 to January 31, 1995     .30         (.28)         .63          .23          .06        .10           .02
February 1, 1995 to April 30, 1995       .29          .16          .29          .23          .06        --            --
May 1, 1995 to July 31, 1995             .30          .01         (.15)         .23          .07        --            --
August 1, 1995 to October 31, 1995       .30          .10          .82          .23          .07        --            --


                                                     Net Asset Value                    Market Price**
For the Quarter                                   High             Low              High             Low          Volume***
November 1, 1993 to January 31, 1994             $17.07           $16.38           $16.75           $15.25           870
February 1, 1994 to April 30, 1994                17.02            14.46            16.875           14.125        1,048
May 1, 1994 to July 31, 1994                      15.67            14.70            15.25            14.00           853
August 1, 1994 to October 31, 1994                15.28            14.16            14.75            12.375        1,227
November 1, 1994 to January 31, 1995              14.40            13.23            13.50            11.25         2,321
February 1, 1995 to April 30, 1995                15.21            14.43            14.25            13.00           972
May 1, 1995 to July 31, 1995                      15.74            14.85            14.50            13.50           806
August 1, 1995 to October 31, 1995                15.74            14.85            14.50            13.875          667


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYN